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                                                                    EXHIBIT 99.1


                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

               TENNECO INC. WITH AND INTO TENNECO AUTOMOTIVE INC.


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                             Pursuant to Section 253
             of the General Corporation Law of the State of Delaware

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         TENNECO AUTOMOTIVE INC., a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of TENNECO INC., a Delaware corporation (the "Subsidiary"), with and into the Company, with the Company remaining as the surviving corporation.

         FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the "DGCL"). The Subsidiary is incorporated pursuant to the DGCL.

         SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

         THIRD: The Board of Directors of the Company, by the following resolutions duly adopted on October 5, 2005, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

         WHEREAS, the Company intends to form a subsidiary to be named Tenneco Inc., all of the outstanding shares of the capital stock of which will be owned by the Company (the "Subsidiary"); and

         WHEREAS, the Board of Directors of the Company has deemed it advisable that, following incorporation of the Subsidiary, the Subsidiary be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware.

         NOW, THEREFORE, BE IT RESOLVED, that (i) the Subsidiary be incorporated in the State of Delaware, and (ii) at such time following said incorporation as any officer deems advisable, the Subsidiary be merged with and into the Company (the "Merger"); and it is further

         RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is further

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         RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof; and it is further

         RESOLVED, that pursuant to and at the effective time of the Merger, the name of the Company shall be changed to "Tenneco Inc." (the "Name Change") by deleting Article First of the Restated Certificate of Incorporation of the Company, as amended, and inserting in lieu thereof a new Article First to read as follows:

               FIRST: The name of the corporation is Tenneco Inc.

         RESOLVED, that pursuant to the Merger, the name of the Company shall be changed to "Tenneco Inc." on the form of certificate of common stock of the Company, but such form of certificate shall remain identical and unchanged in all other respects to the current form of certificate of common stock of the Company; and it is further

         RESOLVED, that the name on the corporate seal of the Company shall be changed to "Tenneco Inc." but such seal shall remain identical and unchanged in all other respects to the current corporate seal of the Company; and it is further

         RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and on behalf of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger and the Name Change; and it is further

         RESOLVED, that any and all acts or actions relating to the matters set forth in the foregoing resolutions taken by or on behalf of any of the officers of the Company, which acts would have been approved by the foregoing resolutions except that such acts were taken prior to the date of these resolutions, be, and hereby are, ratified, confirmed and approved as the acts or actions of the Company.

         FOURTH: The Company shall be the surviving corporation of the Merger. The name of the surviving corporation shall be amended in the Merger to be "Tenneco Inc."

         FIFTH: The Restated Certificate of Incorporation of the Company, as amended, as in effect immediately prior to the effective time of the Merger shall be amended by deleting Article First and inserting in lieu thereof a new Article First to read "FIRST: The name of the corporation is Tenneco Inc.," and, as so amended, shall be the Restated Certificate of Incorporation of the surviving corporation.




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         This Certificate of Ownership and Merger shall be effective at 8:00
A.M. (Eastern Time), October 28, 2005.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 27th day of October, 2005.



                                        TENNECO AUTOMOTIVE INC.


                                        By: /s/ Timothy R. Donovan
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                                        Name:  Timothy R. Donovan
                                        Title: Executive Vice President-Strategy
                                               and Business Development and
                                               General Counsel



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